EXHIBIT 99.1

ASHLAND INC. AND CONSOLIDATED SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS

The following unaudited condensed consolidated pro forma financial statements are based upon the historical financial statements of Ashland Inc. and its consolidated subsidiaries (Ashland), adjusted to reflect the disposition of Ashland Distribution, an unincorporated commercial unit of Ashland (Distribution).  The following unaudited condensed consolidated pro forma financial statements of Ashland should be read in conjunction with the related notes and with the historical consolidated financial statements of Ashland and the related notes included in previous filings with the Securities and Exchange Commission.  The unaudited condensed pro forma consolidated balance sheet reflects the disposition of Distribution as if it occurred on December 31, 2010 while the unaudited condensed pro forma statements of consolidated income give effect to the disposition as if it occurred on October 1, 2007.  The pro forma adjustments, described in the related notes, are based on the best available information and certain assumptions that Ashland management believes are reasonable.

The unaudited condensed consolidated pro forma financial statements are provided for illustrative purposes only and are not necessarily indicative of the operating results or financial position that would have occurred had the disposition of Distribution closed on December 31, 2010 for the unaudited condensed pro forma consolidated balance sheet or on October 1, 2007 for the unaudited condensed pro forma statements of consolidated income.  For example, these financial statements do not reflect any potential earnings or other impacts from the use of the proceeds from the disposition or cost reductions of previously allocated corporate costs and potential subsequent restructuring charges.  Readers should not rely on the unaudited condensed consolidated pro forma financial statements as being indicative of the historical operating results that Ashland would have achieved or any future operating results or financial position that it will experience after the transaction closes.

Ashland Inc. and Consolidated Subsidiaries
Unaudited Condensed Pro Forma Consolidated Balance Sheet
December 31, 2010
		(a)
(In millions except per share data)	Historical	Distribution	Pro Forma

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$374	$972	$1,346
Accounts receivable	1,005	-	1,005
Inventories	497	-	497
Deferred income taxes	112	(10)	102
Held for sale	656	(656)	-
Other assets	61	-	61
	2,705	306	3,011
NONCURRENT ASSETS
Auction rate securities	22	-	22
Goodwill	2,083	-	2,083
Intangibles	1,089	-	1,089
Asbestos insurance receivable (noncurrent portion)	452	-	452
Deferred income taxes	336	(46)	290
Held for sale	271	(263)	8
Other assets	623	-	623
	4,876	(309)	4,567
PROPERTY, PLANT AND EQUIPMENT
Cost	3,003	-	3,003
Accumulated depreciation and amortization	(1,235)	-	(1,235)
	1,768	-	1,768

TOTAL ASSETS	$9,349	$(3)	$9,346

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Short-term debt	$77	$-	$77
Current portion of long-term debt	39	-	39
Trade and other payables	640	-	640
Accrued expenses and other liabilities	404	102	506
Held for sale	274	(274)	-
	1,434	(172)	1,262
NONCURRENT LIABILITIES
Long-term debt (noncurrent portion)	1,114	-	1,114
Employee benefit obligations	1,368	(100)	1,268
Asbestos litigation reserve (noncurrent portion)	826	-	826
Deferred income taxes	149	(20)	129
Other liabilities	581	-	581
	4,038	(120)	3,918

STOCKHOLDERS’ EQUITY	3,877	289	4,166

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$9,349	$(3)	$9,346

See Notes to Unaudited Condensed Consolidated Pro Forma Financial Statements.

Ashland Inc. and Consolidated Subsidiaries
Unaudited Condensed Pro Forma Statement of Consolidated Income
Three Months Ended December 31, 2010
		(b)
(In millions except share and per share data)	Historical	Distribution	Pro Forma

Sales	$1,433	$-	$1,433
Costs and expenses
Cost of sales	1,040	-	1,040
Selling, general and administrative expense	286	-	286
Research and development expense	20	-	20
	1,346	-	1,346
Equity and other income	12		12
Operating income	99	-	99
Net interest and other financing expense	(27)	-	(27)
Net gain on acquisitions and divestitures	21	-	21
Income from continuing operations before income taxes	93	-	93
Income tax expense	31	-	31
Income from continuing operations	$62	$-	$62

Earnings per share from continuing operations
Basic	$.79	-	$.79
Diluted	$.78	-	$.78

Average common shares outstanding (in millions)
Basic	79	-	79
Diluted	80	-	80

See Notes to Unaudited Condensed Consolidated Pro Forma Financial Statements.

Ashland Inc. and Consolidated Subsidiaries
Unaudited Condensed Pro Forma Statement of Consolidated Income
Year Ended September 30, 2010
		(c)
(In millions except share and per share data)	Historical	Distribution	Pro Forma

Sales	$9,012	$(3,271)	$5,741
Costs and expenses
Cost of sales	7,012	(2,954)	4,058
Selling, general and administrative expense	1,399	(231)	1,168
Research and development expense	86	-	86
	8,497	(3,185)	5,312
Equity and other income	51	(3)	48
Operating income	566	(89)	477
Net interest and other financing expense	(197)	-	(197)
Net gain on acquisitions and divestitures	21	-	21
Other income	2	-	2
Income from continuing operations before income taxes	392	(89)	303
Income tax expense	91	(29)	62
Income from continuing operations	$301	$(60)	$241

Earnings per share from continuing operations
Basic	$3.86	(0.76)	$3.10
Diluted	$3.79	(0.75)	$3.04

Average common shares outstanding (in millions)
Basic	78	-	78
Diluted	79	-	79

See Notes to Unaudited Condensed Consolidated Pro Forma Financial Statements.

Ashland Inc. and Consolidated Subsidiaries
Unaudited Condensed Pro Forma Statement of Consolidated Income
Year Ended September 30, 2009
		(c)
(In millions except share and per share data)	Historical	Distribution	Pro Forma

Sales	$8,106	$(2,886)	$5,220
Costs and expenses
Cost of sales	6,317	(2,585)	3,732
Selling, general and administrative expense	1,341	(226)	1,115
Research and development expense	96	-	96
	7,754	(2,811)	4,943
Equity and other income	38	(4)	34
Operating income	390	(79)	311
Net interest and other financing expense	(205)	-	(205)
Net gain on acquisitions and divestitures	59	-	59
Other expense	(86)	-	(86)
Income from continuing operations before income taxes	158	(79)	79
Income tax expense	80	(28)	52
Income from continuing operations	$78	$(51)	$27

Earnings per share from continuing operations
Basic	$1.08	(0.70)	$.38
Diluted	$1.07	(0.70)	$.37

Average common shares outstanding (in millions)
Basic	72	-	72
Diluted	73	-	73

See Notes to Unaudited Condensed Consolidated Pro Forma Financial Statements.

Ashland Inc. and Consolidated Subsidiaries
Unaudited Condensed Pro Forma Statement of Consolidated Income
Year Ended September 30, 2008
		(c)
(In millions except share and per share data)	Historical	Distribution	Pro Forma

Sales	$8,381	$(4,205)	$4,176
Costs and expenses
Cost of sales	7,056	(3,865)	3,191
Selling, general and administrative expense	1,118	(258)	860
Research and development expense	48	-	48
	8,222	(4,123)	4,099
Equity and other income	54	(4)	50
Operating income	213	(86)	127
Net interest and other financing income	28	-	28
Net gain on acquisitions and divestitures	20	-	20
Income from continuing operations before income taxes	261	(86)	175
Income tax expense	86	(33)	53
Income from continuing operations	$175	$(53)	$122

Earnings per share from continuing operations
Basic	$2.78	(0.83)	$1.95
Diluted	$2.76	(0.83)	$1.93

Average common shares outstanding (in millions)
Basic	63	-	63
Diluted	64	-	64

See Notes to Unaudited Condensed Consolidated Pro Forma Financial Statements.

ASHLAND INC. AND CONSOLIDATED SUBSIDIARIES
NOTES TO UNAUDITED CONDENSED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS

(a)           These adjustments reflect the disposition of Distribution for $930 million, plus estimated additional proceeds of $42 million for changes in specified balance sheet items (primarily working capital accounts) as compared to the amounts set forth in the agreement of purchase and sale dated November 5, 2010, the final amount of which will be determined subsequent to closing.  The adjustments also reflect the accrual of estimated income taxes payable of $87 million and fees of $15 million related to the disposition, the retention of certain employee benefit and variable pay liabilities by Ashland, an estimated $3 million gain on the associated pension and postretirement welfare plan curtailment (which with the related remeasurement resulted in an estimated $100 million reduction in employee benefit obligations and a $65 million after- tax increase in stockholders equity), and the reversal of net deferred tax liabilities, resulting in a net estimated gain of $224 million as of December 31, 2010.

(b)           The direct operating results of the Distribution business were presented in discontinued operations for the three months ended December 31, 2010 in accordance with U.S. GAAP in Ashland's first quarter Form 10-Q.  As a result no pro forma adjustments were required.

(c)           These adjustments eliminate the operating results of Distribution as if the transaction occurred on October 1, 2007.  The direct operating results of Distribution are reported in discontinued operations.  The amounts eliminated do not include allocations of corporate expenses included in Selling, General and Administrative Expense.  These corporate expenses were $32 million, $26 million and $34 million for fiscal years ended September 30, 2010, 2009 and 2008, respectively. In accordance with U.S. GAAP, allocations of general corporate overhead may not be allocated to discontinued operations for financial statement presentation.  For purposes of these unaudited pro forma combined condensed financial statements, estimated income tax rates of 32.2%, 35.6% and 38.9% have been used for fiscal years ended September 30, 2010, 2009 and 2008, respectively.  The estimated income tax rates are based on applicable enacted statutory tax rates for the periods referenced above and reflect certain Ashland basis differences that will not result in taxable or deductible amounts in future years when the related financial reporting asset or liability will be recovered or settled.